Exhibit 99.2
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Basis of Pro Forma Presentation
On April 3, 2006 Health Benefits Direct Corporation, a Delaware corporation (the “Company”), entered into a merger agreement (“Merger Agreement”) with ISG Merger Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Insurance Specialist Group Inc., a Florida corporation (“ISG”), and Ivan Spinner (“Spinner”) pursuant to which, among other things, Merger Sub merged with and into ISG (the “Merger”). As consideration for the Merger, the Company made a cash payment of $920,000 and issued 1,000,000 shares of its common stock, par value $0.001 per share (“Common Stock”) valued at $3.31 per share, to Spinner, the sole shareholder of ISG in exchange for all of the outstanding stock of ISG. The shares have the same registration rights and lock up restrictions as applicable to the shares held by the Company’s founders. The Merger became effective on April 4, 2006.
On April 3, 2006, in connection with the Merger, HBDC II, Inc., a wholly-owned subsidiary of the Company, entered into a two-year employment agreement with Spinner, which provides that Spinner will be compensated at an annual base salary of $371,000 with bonus compensation at the discretion of the Board. The agreement may be terminated by the Company for “cause” (as such term is defined in the agreement) and without “cause” upon 30 days notice. If Spinner is terminated by the Company for “cause” or due to death or disability, or if Spinner elects to terminate his employment at any time, he will be entitled to the amount, on a pro rata basis, in excess of $250,000 per year for the balance of the term. If Spinner is terminated without “cause” he will be entitled to his base salary for the remainder of the term. Under the agreement Spinner also received an initial sign on bonus of $150,000, and an option to purchase an aggregate of 150,000 shares of Common Stock at an exercise price of $3.50 per share, of which 25% of the shares subject to the option vest on April 3, 2007 and the remainder of which will vest in equal monthly installments for 36 months thereafter.
The following Unaudited Pro forma Combined Financial Statements of the Company and ISG give effect to Company’s purchase of ISG under the purchase method of accounting prescribed by Financial Accounting Standards Board statement No. 141, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the acquisition had in fact occurred on January 1, 2005, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date.

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
March 31, 2006

							Pro Forma Adjustments
	Health Benefits
	Direct	Insurance Specialist
	Corporation	Group, Inc.					Debit					Credit	Pro Forma
ASSETS
CURRENT ASSETS:
Cash	$10,264,834	$186,194	(b	)			186,194	(a	)			186,194	$10,451,028
Accounts receivable, less allowance for doubtful accounts of $15,747 and $0	207,517	220,131	(b	)			195,665	(a	)			220,131	403,182
Deferred compensation advances	280,704	256,775	(b	)			256,775	(a	)	(c	)	328,473	465,781
Prepaid expenses	392,385	1,533	(b	)			1,533	(a	)			1,533	393,918

Total current assets	11,145,440	664,633											11,713,909

Property and equipment, net	777,170	24,536	(b	)			600	(a	)			24,536	777,770
Intangibles, net	166,466		(b	)			4,964,330						5,130,796
Other assets	64,105	4,208						(a	)			4,208	64,105

Total assets	$12,153,181	$693,377											$17,686,580

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Line of credit	$399,630												$399,630
Accounts payable	488,957							(b	)			1,166,530	1,655,487
Accrued expenses	439,108	216,184	(a	)			216,184	(b	)			416,930	856,038
Due to related parties	198,756												198,756
Unearned commission advances	1,403,518	286,643	(a	)	(c	)	358,341	(b	)			286,643	1,618,463

Total current liabilities	2,929,969	502,827											4,728,374

SHAREHOLDERS’ EQUITY:
Preferred stock ($.001 Par value; 10,000,000 share authorized; no shares issued and outstanding)	—	—											—
Common stock ($.001 Par value; 90,000,000 share authorized; 26,691,471 and 27,691,471 shares issued and outstanding at March 31, 2006)	26,691	1,000	(a	)			1,000	(b	)			1,000	27,691
Additional paid-in capital	16,606,299							(b	)			3,733,994	20,340,293
Accumulated earnings (deficit)	(6,310,793)	189,550	(a	)			189,550						(6,310,793)
Less: deferred compensation	(1,098,985)												(1,098,985)

Total shareholders’ equity	9,223,212	190,550											12,958,206

Total liabilities and shareholders’ equity	$12,153,181	$693,377											$17,686,580

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

					Pro Forma Adjustments
		Insurance
	Health Benefits	Specialist Group,
	Direct Corporation	Inc.			Debit			Credit	Pro Forma
Revenues, net	$1,268,307	$786,735	(c	)	26,369				1,703,020
			(f	)	325,653

Cost of revenues	601,205	—							601,205

Gross profit	667,102	786,735							1,101,815

Operating Expenses:
Salaries, commission and related taxes	1,819,951		(f	)	382,074	(c	)	26,369	2,175,656
Depreciation and amortization	54,143	1,673	(e	)	319,881	(f	)	1,673	374,024
Professional fees	314,960								314,960
Management salaries — related parties	—								—
Other general and administrative	657,529	490,451				(f	)	490,451	657,529

	2,846,583	492,124							3,522,169

Loss from operations	(2,179,481)	294,611							(2,420,354)

Other income (expense):
Registration rights penalty	60,537								60,537
Interest income	112,278								112,278
Interest expense	(5,693)		(f	)	1,874				(7,567)

Total other income (expense)	167,122	—							165,248

Net loss	$(2,012,359)	$294,611							(2,255,106)

Net loss per common share:
Net loss per common share — basic and diluted	$(0.08)								(0.08)

Weighted average common shares outstanding — basic and diluted	25,903,138					(b	)	1,000,000	26,903,138

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

					Pro Forma Adjustments
		Insurance
	Health Benefits	Specialist
	Direct Corporation	Group, Inc.			Debit			Credit	Pro Forma
Revenues, net	$2,660,491	$2,873,207	(d	)	$117,976				4,058,276
			(f	)	1,357,446

Cost of revenues	886,840	—							886,840

Gross profit	1,773,651	2,873,207							3,171,436

Operating Expenses:
Salaries, commission and related taxes	2,926,306	—	(f	)	963,366	(d	)	117,976	3,771,696
Depreciation and amortization	86,350	5,819	(e	)	1,631,055	(f	)	5,819	1,717,405
Professional fees	220,883	—							220,883
Management salaries — related parties	487,800	—							487,800
Other general and administrative	1,120,589	1,816,833				(f	)	1,816,833	1,120,589

	4,841,928	1,822,652							7,318,373

Loss from operations	(3,068,277)	1,050,555							(4,146,937)

Other income (expense):
Loss on abandonment of property and equipment	(16,420)	—							(16,420)
Registration rights penalty	(60,537)	—							(60,537)
Interest income	2,962	—							2,962
Interest expense	(28,305)	—	(f	)	12,322				(40,627)

Total other income (expense)	(102,300)	—							(98,202)

Net loss	$(3,170,577)	$1,050,555							(4,245,139)

Net loss per common share:
Net loss per common share — basic and diluted	$(0.36)								(0.43)

Weighted average common shares outstanding — basic and diluted	8,832,446					(b	)	1,000,000	9,832,446

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA ADJUSTMENTS TO COMBINED FINANCIAL STATEMENTS
Pro Forma Adjustments:
(a) To eliminate all assets and liabilities of Insurance Specialist Group as of March 31, 2006:

	Debit	Credit
Cash		186,194
Accounts receivable		220,131
Deferred compensation advances		256,775
Prepaid expenses & other assets		1,533
Property and equipment, net		24,536
Other assets		4,208
Accrued expenses	216,184
Unearned commission advances	286,643
Common stock	1,000
Accumulated deficit	189,550

	693,377	693,377
(b) To record the assets purchased and liabilities assumed of Insurance Specialist Group as of March 31, 2006:

	Debit	Credit
Cash	186,194
Accounts receivable	195,665
Deferred compensation advances	256,775
Prepaid expenses & other assets	1,533
Property and equipment, net	600
Intangible Assets	4,964,330
Other assets	—
Accounts Payable		1,166,530
Accrued expenses		416,930
Unearned commission advances		286,643
Common stock		1,000
Additional paid in capital		3,733,994

	5,605,097	5,605,097
The above value of assets purchased and liabilities assumed were based on an estimated preliminary purchase price of Insurance Specialist Group, Inc. as follows:

Cash payment to seller	$1,107,406
Fair value of common stock issued to seller	3,310,806
Discounted value of guaranteed future fixed cash payments to seller	225,212
Fair value of stock option issued to seller	425,381
Estimated direct transaction fees and expenses	57,930

Estimated purchase price	$5,126,735

(c) To record the elimination of activity between the Company and ISG for 3 months ended March 31, 2006:

	Debit	Credit
Deferred compensation advances		71,698
Unearned commission advances	71,698
Revenues, net	26,369
Salaries, commission and related taxes		26,369
	98,067	98,067

HEALTH BENEFITS DIRECT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA ADJUSTMENTS TO COMBINED FINANCIAL STATEMENTS
Pro Forma Adjustments:
(d) To record the elimination activity between the Company and ISG for 12 months ended December 31, 2005:

	Debit	Credit
Revenues, net	117,976
Salaries, commission and related taxes		117,976

	117,976	117,976
(e) To record the depreciation of fixed assets straight-line over 2 years and the amortization of intangible assets acquired, which are value of purchased commission override revenue with an assigned value of $1,411,594 amortized over five years in proportion to expected future value, value of acquired carrier contracts and agent relationships with an assigned value of $2,752,143 amortized straight line over the expected useful life of 5 years and value of acquired employees with an assigned value of $800,593 amortized straight line over a weighted average useful life of 3.1 years.
(f) To record the elimination of ISG’s discount medical business activity, which was sold prior to the Company’s acquisition of ISG, and record pro forma salary and related employee expense based on employment agreements with acquired employees.